UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 11, 2021

Date of Report (Date of earliest event reported)

Lionheart Acquisition Corporation II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39445	84-4117825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LCAPU	The Nasdaq Capital Market LLC
Class A Common Stock, par value $0.0001 per share	LCAP	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	LCAPW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On July 11, 2021, Lionheart Acquisition Corporation II, a Delaware corporation (“LCAP”), entered into a Membership Interest Purchase Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “MIPA”) by and among LCAP, Lionheart II Holdings, LLC, a newly formed wholly owned subsidiary of LCAP (“Purchaser”), each limited liability company set forth on Schedule 2.1(a) thereto (the “MSP Purchased Companies”), the members of the MSP Purchased Companies listed on Schedule 2.1(b) thereto (the “Members”), and John H. Ruiz, as the representative of the Members (the “Members’ Representative”).

Membership Interest Purchase Agreement

Subject to the terms and conditions set forth in the MIPA, including the approval of LCAP’s stockholders, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which, among other things, the Members will sell and assign all of their membership interests in the MSP Purchased Companies to Purchaser in exchange for non-economic voting shares of Class V common stock, par value $0.0001, of LCAP (“Class V Common Stock”) and non-voting economic Class B Units of Purchaser (“Class B Units,” and each pair consisting of one share of Class V Common Stock and one Class B Unit, an “Up-C Unit”), with Up-C Units being exchangeable on a one-for-one basis for shares of Class A common stock, par value $0.0001, of LCAP (“Class A Common Stock”). Following the closing of the Business Combination (the “Closing”), LCAP will own all of the voting Class A Units of Purchaser and the Members or their designees will own all of the non-voting economic Class B Units of Purchaser.

Consideration

Subject to the terms and conditions set forth in the MIPA, the aggregate consideration to be paid to the Members (or their designees) will consist of a number of (i) Up-C Units equal to (a) $32.5 billion divided by (b) $10.00 and (ii) rights to receive payments under the Tax Receivable Agreement (as defined below). Of the Up-C Units to be issued to certain Members at Closing, 6,000,000 (the “Escrow Units”) will be deposited into an escrow account with Continental Stock Transfer and Trust, to satisfy potential indemnification claims brought pursuant to the MIPA during the Survival Period (as defined below). Additionally, in connection with the Business Combination, LCAP intends, subject to compliance with applicable law, to declare a dividend comprising approximately 1,029,000,000 newly issued warrants, each to purchase one share of Class A Common Stock for an exercise price of $11.50 per share (the “New Warrants”), conditioned upon the consummation of any redemptions by LCAP’s stockholders and the closing of the Business Combination (the “Closing”), to the holders of record of Class A Common Stock as of the close of business on the date of Closing (the “Closing Date”), after giving effect to the waiver of the right to participate in such dividend by the Members.

Representations and Warranties

The MIPA contains customary representations and warranties of the parties thereto with respect to the parties, the transactions contemplated by the MIPA and their respective business operations and activities. The representations and warranties of the Members and the MSP Purchased Companies will survive until 12 months (the “Survival Period”) following the Closing.

Covenants

The MIPA contains customary covenants of the parties thereto, including: (a) the requirement to make appropriate filings and obtain clearance pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”); (b) preparation and filing of a Registration Statement on Form S-4 with respect to the shares of Class A Common Stock and New Warrants issuable in connection with the Business Combination, which Form S-4 will contain the proxy statement/prospectus (the “Proxy Statement/Prospectus”); (c) preparation and delivery of PCAOB-audited financial statements for the MSP Purchased Companies, together with certain other entities partially owned by the MSP Purchased Companies (the “MSP Companies”); and (d) exclusivity provisions prohibiting (i) any MSP Purchased Companies, the Members and their respective affiliates and representatives from soliciting, initiating, continuing or engaging in discussions or negotiations with any person concerning any Alternative Transaction (as defined in the MIPA) or (ii) LCAP and its affiliates and representatives from soliciting, initiating, continuing or engaging in discussions or negotiations with respect to, any person (other than the MSP Companies, the Members and/or any of their affiliates or representatives), concerning a Business Combination Proposal (as defined in the MIPA). Subject to certain requirements, LCAP may, and at the request of the Members’ Representative, LCAP shall, take all actions reasonably necessary to obtain the approval of Parent’s stockholders to extend the deadline for Parent to consummate the Business Combination beyond February 18, 2022 to a date no earlier than sixty (60) days following March 31, 2022.

Indemnification

During the Survival Period, the MSP Companies (solely with respect to claims made prior to the Closing) and certain Members, severally and not jointly, have agreed to indemnify and hold harmless LCAP and Purchaser against, among other things, and in respect of specified actual out-of-pocket losses, damages, liabilities, costs or expenses, including reasonable attorneys’ fees (“Losses”), incurred or sustained by LCAP or Purchaser as a result of (a) any breach of or inaccuracy in any of the representations or warranties of the MSP Companies or the Members or (b) any breach or non-compliance with any covenant, agreement or obligation to be performed by the MSP Companies or the Members to be performed prior to or at the Closing. The total payments made by the MSP Companies and the Members to LCAP or Purchaser with respect to Losses shall not exceed the Escrow Units. Any liability incurred by the Members pursuant to the terms of this indemnification shall be paid by the return for cancellation of the Escrow Units. The MSP Companies and the Members shall not be liable to LCAP or Purchaser for indemnification until the aggregate amount of all Losses exceeds $20 million, in which event the indemnifying parties shall be required to pay or be liable for all such Losses from the first dollar.

Conditions to Closing

Consummation of the Business Combination is subject to conditions of the respective parties that are customary for a transaction of this type, including, among others: (a) there being no law, judgment, injunction, decree or order of any court, arbitrator or other governmental authority enjoining, restraining or prohibiting the consummation of the Closing; (b) approval by LCAP’s stockholders of certain proposals to be set forth in the Proxy Statement/Prospectus; (c) the Class A Common Stock to be issued pursuant to the MIPA, including on conversion of the Purchaser Class B Units included in the Up-C Units and the New Warrants being approved for listing on the Nasdaq Capital Market; (d) LCAP having at least $5,000,001 in net tangible assets; (e) the required filings under the HSR Act having been completed and any applicable waiting period (including any extension thereof) having expired or been terminated); (e) the Form S-4 containing the Proxy Statement/Prospectus being declared effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”); and (f) the MSP Companies having at least $30 million in Closing Cash (as defined in the MIPA).

Termination

The MIPA may be terminated under certain customary and limited circumstances prior to the Closing, including: (a) by either party if the Closing has not occurred on or prior to March 31, 2022 (“Outside Closing Date”); (b) by the Members’ Representative on behalf of the MSP Purchased Companies and the Members if the LCAP board of directors withdraws or proposes to withdraw (or modifies in any manner adverse to the MSP Companies or the Members) its recommendation in favor of certain proposals to be set forth in the Proxy Statement/Prospectus, or fails to reaffirm such recommendation as promptly as practicable after receipt of any written request to do so by the Members’ Representative; (c) by the Members’ Representative, on behalf of the MSP Purchased Companies and the Members, if the Parent Stockholder Approval (as defined in the MIPA) shall not have been obtained at the stockholders’ meeting to vote thereon (the “Stockholder Meeting”) (or at any adjournment or postponement thereof); (d) by the Members’ Representative, on behalf of the MSP Purchased Companies and the Members, if LCAP stockholders have not, by December 18, 2021, agreed to extend the deadline for LCAP to consummate its initial business combination beyond February 18, 2022 to a date no earlier than 60 days following Outside Closing Date; or (e) by LCAP or the Members’ Representative, on behalf of the MSP Companies and the Members, on or prior to the Closing Date, if the other party shall have materially breached any representation, warranty, agreement or covenant contained in the MIPA or in any Additional Agreement (as defined in the MIPA) to be performed on or prior to the Closing Date and such breach is not be cured by the applicable party by the earlier of (x) the Outside Closing Date and (y) the expiration of 20 days following receipt by such party of a notice of such breach.

If the MIPA is validly terminated, none of the parties will have any liability or any further obligation under the MIPA with certain limited exceptions, including liability arising any knowing and intentional breach of a representation, a warranty or a covenant.

Related Agreements

Lock-Up Agreement

On the Closing Date, certain Members will enter into lock-up agreements (each, a “Lock-up Agreement”) with LCAP pursuant to which, among other things, such Members will agree not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Up-C Units beneficially owned by such Member immediately following the Closing, subject to certain exceptions set forth in the Lock-up Agreement, including the ability of the Members to pledge any such Up-C Units in connection with securing financing or otherwise, until the earlier to occur of (a) six months after the Closing Date and (b) LCAP’s consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of LCAP’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property.

Amended and Restated Sponsor Agreement

Concurrently with the execution of the MIPA, LCAP entered into an Amended and Restated Sponsor Agreement (the “A&R Sponsor Agreement”) with Lionheart Equities, LLC (the “Sponsor”) and certain directors and officers of LCAP (the “Insiders”) pursuant to which the Sponsor and Insiders have agreed: (a) to vote any shares of common stock of LCAP owned by it, him or her (all such shares of common stock, the “Covered Shares”) in favor of the Business Combination and each other related proposal related at the Stockholder Meeting or any other duly called special meeting of LCAP’s stockholders (or any adjournment or postponement thereof) called or requested for the purpose of soliciting the approval of LCAP’s stockholders in connection with the consummation of the Business Combination; (b) not redeem, elect to redeem or tender or submit any Covered Shares owned by it, him or her for redemption in connection with the transactions contemplated by the MIPA or any vote to amend Parent’s Amended and Restated Certificate of Incorporation; and (c) subject to certain exceptions set forth in the A&R Sponsor Agreement, not to transfer any shares of Class A Common Stock or any private placement warrants to purchase Class A Common Stock received in connection with the Business Combination until the earlier of (i) six months after the consummation of the Business Combination or (ii) subsequent to the Business Combination, (x) if the closing price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination or (y) the date on which LCAP completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of LCAP’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property.

Registration Rights Agreement

The MIPA contemplates that, at the Closing, LCAP, the Sponsor, certain LCAP stockholders, and certain Members will enter into an amended and restated registration rights agreement pursuant to which, among other things, LCAP will agree to undertake certain shelf registration obligations in accordance with the Securities Act, and certain subsequent related transactions and obligations, including, among other things, undertaking certain registration obligations, and the preparation and filing of required documents.

Legal Services Agreement

The MIPA contemplates that, at the Closing, Purchaser and La Ley con John H. Ruiz P.A., d/b/a MSP Recovery Law Firm, an affiliate of John H. Ruiz and Frank C. Quesada (the “Law Firm”), will enter into a Legal Services Agreement (“Legal Services Agreement”) whereby, among other things, Purchaser will engage the Law Firm to act as its exclusive lead counsel to represent the Purchaser and each of its subsidiaries as it pertains to CCRAs (as defined in the MIPA). In exchange, the Purchaser will pay Law Firm 40% of the amount due to the Purchaser, or its subsidiaries, for the recovered CCRAs in a given case before the deduction of Costs (as defined therein) and any attorneys’ fees that are awarded to the Law Firm pursuant to a fee shifting statute by agreement or court award in such case.

Tax Receivable Agreement

In connection with the Closing, LCAP, Purchaser, and certain of the Members will enter into a tax receivable agreement (the “Tax Receivable Agreement”) pursuant to which, among other things, LCAP will pay to certain Members 85% of the benefits, if any, that LCAP realizes from an increase in tax basis and certain other tax benefits.

A copy of the MIPA, the form of Lock-up Agreement and the A&R Sponsor Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibits 2.1, 10.1 and 10.2, respectively, and the foregoing description of the MIPA, the Lock-up Agreement, the A&R Sponsor Agreement and the related agreements is qualified in its entirety by reference thereto.

Item 7.01	Regulation FD Disclosure.

On July 12, 2021, LCAP issued a press release announcing the execution of the MIPA and announcing that LCAP and the MSP Companies will hold a joint conference call on July 12, 2021 at 10:00 a.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation that was used by LCAP during the Conference Call to discuss the Business Combination and the other transactions contemplated by the MIPA.

The foregoing (including the information presented in Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 and Exhibit 99.2, that is provided solely in connection with Regulation FD.

Not an Offer or Offering or Solicitation.

No offer or offering of equity interests or securities of any kind is being made, conducted or extended at this time. This communication is for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, equity interests or securities of any kind or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended (“Securities Act”), or exemptions therefrom.

Important Information and Where to Find It.

In connection with the potential business combination (the “proposed business combination”), a registration statement on Form S-4 (the “Form S-4”) is expected to be filed by Lionheart Acquisition Corporation II (“Lionheart”) with the U.S. Securities and Exchange Commission (the “SEC”). The Form S-4 will include a preliminary proxy statement / prospectus to be distributed to holders of Lionheart’s common stock in connection with Lionheart’s solicitation of proxies for the vote of its stockholders in connection with the proposed business combination and other matters as described in the Form S-4, as well as a prospectus relating to the offer and sale of securities to be issued in connection with the completion of the business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Lionheart and MSP Recovery, LLC (and related entities, “MSP”) urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus included therein and the amendments thereto as well as any other documents filed with the SEC in connection with the proposed business combination as these materials will contain important information about MSP, Lionheart and the proposed business combination. After the Form S-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to Lionheart’s stockholders as of the record date established for voting on the proposed business combination. Lionheart’s stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Lionheart Acquisition Corporation II, 4218 NE 2nd Avenue, Miami, Florida 3313.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN.

Participants in the Solicitation of Proxies.

This communication is not a solicitation of a proxy from any investor or securityholder. Lionheart, MSP, and their respective directors, executive officers and other members of their management and employees, including John Ruiz and Frank Quesada, may, under SEC rules, be deemed to be participants in the solicitation of proxies of Lionheart’s stockholders in connection with the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Lionheart’s directors and executive officers in Lionheart’s Annual Report on Form 10-K filed with the SEC on March 31, 2021, as amended, and other reports filed with the SEC. Additional information regarding the participants will also be included in the Form S-4 that includes the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward Looking Statements.

This communication includes forward looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and Section 27A of the Securities Act, which include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements are often accompanied with or by words such as “expects”, “plans”, “ projects”,” forecasts”,” estimates”,” intends”, “expects”, “anticipates”, “seeks”, “ targets”, “continues”, “ believes”, “opinion”, “will”, “could”, “future”, “growth”, or “may” (or the negatives thereof) or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include, but are not limited to, statements regarding MSP’s plans, goals and objectives, forecasts, budgets or projections and any related assumptions, statements and projections regarding projected MSP claims by paid amounts, projected recovery percentages, forecasts relating to key revenue drivers, earnings growth, gross and cumulative recoveries and the implied enterprise value and Lionheart’s and MSP’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. There is no guarantee that prospects or results or the timing of events included or referred to in this communication will be achieved or that MSP will be able to implement successfully its investment strategy or achieve its investment objectives or return targets. Accordingly, we caution you against relying on forward-looking statements. Forward looking statements also are subject to a number of significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those express or implied in the forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are inherently subject to significant business, economic and competitive uncertainties and contingencies, and are beyond the control of MSP and Lionheart and are difficult to predict. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Factors that may cause such differences include, but are not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Membership Interest Purchase Agreement (the “Agreement”); the outcome of any legal proceedings that may be instituted against Lionheart or MSP or affiliated companies following the announcement of the proposed business combination; the inability to complete the proposed business combination on the expected time frame or at all, including due to failure to obtain approval of Lionheart’s stockholders, certain regulatory approvals, or the satisfaction of other conditions to closing in the Agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the proposed business combination to fail to close; the inability to obtain or maintain the common stock listing on the Nasdaq Stock Market following the proposed business combination; a delay or failure to realize the expected benefits of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things: future economic, financial, lending, competitive and market conditions, including healthcare spending fluctuations; future costs of and returns on capital; leverage and lending costs and terms; operating costs and future business, investment, holding and sale decisions and costs; the risks associated with MSP’s business, including, among others, MSP’s ability to capitalize on its assignment agreements and recover monies that were paid by the assignors; litigation results; the validity of the assignments of claims to MSP; a determination that MSP’s claims are not reasonable, related or necessary; the failure of MSP’s clients to renew their agreements with MSP (or terminate those agreements early); MSP’s claims being within applicable statutes of limitations; the inability to successfully expand the scope of MSP’s claims or obtain new data and claims from MSP’s existing assignor base or otherwise; the limited number of MSP’s assignors and the associated concentration of MSP’s current and future potential revenue; internal improvements to claims and retail billing processes by MSP’s clients that reduce the need for and revenue generated by MSP’s products and services; healthcare spending fluctuations; programmatic changes to the scope of benefits and limitations to payment integrity initiatives that reduce the need for MSP’s services; delays in implementing MSP’s services to its claims; system interruptions or failures; cyber-security breaches and other disruptions that could compromise MSP’s data; MSP’s failure to maintain or upgrade its operational platforms; MSP’s failure to innovate and develop new solutions, or the failure of those solutions to be adopted by MSP’s existing and potential assignors; MSP’s failure to comply with applicable privacy, security and data laws, regulations and standards, including with respect to third party providers; changes in legislation related to healthcare programs and policies; changes in the healthcare market; negative publicity concerning healthcare data analytics and payment accuracy; competition; successfully protecting MSP’s intellectual property rights; the risk that third parties may allege infringement of their intellectual property; changes in the healthcare regulatory environment and the failure to comply with applicable laws and regulations or the increased costs associated with any such compliance; failure to manage MSP’s growth; the inability to attract and retain key personnel; MSP’s reliance on its senior management team and key employees and the loss it could sustain if any of those employees separated from the business; the failure of vendors and providers to deliver or perform as expected, or the loss of such vendors or providers; MSP’s geographic concentration; MSP’s relatively limited operating history, which makes it difficult to evaluate its current or future business prospects; the impact of the ongoing COVID-19 pandemic; and the risk that MSP may not be able to develop and maintain effective internal controls. The foregoing list of factors is not exhaustive. If any of these risks materialize or MSP’s assumptions prove incorrect, actual results may differ materiality from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Lionheart’s most recent filings with the SEC and will be contained in the Form S-4, including the proxy statement/prospectus, to be filed with the SEC in connection with the proposed business combination. This communication speaks only as of the date indicated, and the statements, expressions, information and data included therein may change and may become stale, out-of-date or no longer applicable. We do not have, and do not undertake, any obligation to update, amend or revise this communication (or to provide new, amended or revised materials), including with respect to any forward-looking statements, whether as a result of new information, future events, changed plans or circumstances or any other reason, except as required by law. The communication should not be relied upon as representing our assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the communication, including the forward-looking statements.

Item 9.01	Financial Statement and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release
99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2021

LIONHEART ACQUISITION CORPORATION II

By:	/s/ Ophir Sternberg
Name:	Ophir Sternberg
Title:	Chairman, President and Chief Executive Officer

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